Other Income/(Loss), Net - Summary of The Group's Other income, net (Detail) - USD ($) $ in Millions	12 Months Ended
	Mar. 31, 2026	Mar. 31, 2025	Mar. 31, 2024
Other Income and Expenses [Abstract]
Interest income from corporate investments	$ 63.0	$ 42.5	$ 24.8
Gain/(loss) on available-for-sale debt securities	7.6	(42.5)	(3.7)
Interest expense	(19.5)	(15.0)	(24.1)
Foreign exchange gain/(loss)	3.6	(5.1)	2.4
Other	15.0	9.4	7.2
Total other income/(loss), net	$ 69.7	$ (10.7)	$ 6.6